Other income	9 Months Ended
Sep. 30, 2020
Other income
Other income

11. Other income

	Three month period
	ended September 30,
	2020	2019
	€ 1,000	€ 1,000

Grant income	212	518
Other income	39	12
	251	530

In June 2020 ProQR received a final waiver of the full amount of the Innovation credit for the Company’s cystic fibrosis program. Consequently, the carrying amount of €8.4 million, including accumulated interest, was recognized in Other Income in Q2 2020.

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $7.5 million for the pre-clinical and clinical development of QR‑421a for Usher syndrome type 2A targeting mutations in exon 13.

In addition, funding was received for the Huntington’s disease program.

Grants are recognized in other income in the same period in which the related R&D costs are recognized.